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                                 Exhibit 10.1
                               CONSENT AGREEMENT

    This Consent Agreement ("Consent Agreement"), dated effective as of June 26,
                            ------------------
2001 (the "Effective Date"), is entered into among American Builders &
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Contractors Supply Co., Inc., a Delaware corporation ("Borrower") with its chief
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executive office located at One ABC Parkway, Beloit, Wisconsin, the financial institutions listed on the signature pages hereof (individually, a "Lender" and
                                                                    ------
collectively, the "Lenders") and Bank of America, National Association,
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successor in interest to NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent").
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                                   Recitals
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    a.   The Borrower, the Lenders and the Agent are party to the certain
Second Amended and Restated Loan and Security Agreement dated as of May 12,
1998, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of January 15, 1999, the Consent and
Second Amendment to Second Amended and Restated Loan and Security Agreement
dated effective as of May 5, 1999, and the Restated Third Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of November 3, 1999 (the "Loan Agreement") pursuant to which Lenders have agreed to make
              --------------
certain loans and extend certain other financial accommodations to the Borrower as provided therein (terms defined by the Loan Agreement, where used in this Consent Agreement, shall have the same meanings in this Consent Agreement as are prescribed by the Loan Agreement).

    b.   The Borrower has informed the Agent that Borrower proposes to use up to $15,000,000 of the proceeds of Revolving Loans to repurchase and reacquire, in one or more repurchase transactions, Senior Subordinated Notes (collectively referred to herein below as the "Proposed Actions"). The Proposed Actions are
                                 ----------------
prohibited by (without limitation) Section 7.12 ("Use of Proceeds"), Section 8.4
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("Investments or Loans") and Section 8.21 ("Senior Subordinated Notes and
                             ------------
Related Guaranties") of the Loan Agreement without the prior consent of the Agent and Requisite Lenders as required by Section 10.15 ("Entire Agreement;
                                           -------------
Amendments") of the Loan Agreement. The Borrower has requested the Agent and Requisite Lenders to consent to the Proposed Actions.

    c. The Borrower has informed the Agent that the Borrower proposes to grant a security interest to General Electric Capital Corporation ("GECC") in
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the property described in Exhibit A.  Pursuant to Section 8.1(e) of the Loan
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Agreement, the Borrower has requested the Agent to consent to such proposed grant, and in connection therewith, has requested that the Agent subordinate its security interest, collateral assignment and lien in and to such property, and all proceeds thereof, as provided herein below.

    NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

                                   ARTICLE I
                          CONSENT TO PROPOSED ACTIONS

    1.1. Consent to Proposed Actions.  Subject to the terms hereof and
         ---------------------------
conditioned as provided by Section 1.3, the Agent and Requisite Lenders hereby
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consent to the Borrower using up to $15,000,000 of the proceeds of Revolving
Loans to finance the repurchase and reacquisition of Senior Subordinated Notes from time to time after the date hereof.

    1.2  Consent to Grant of Security Interest and Subordination.  Subject to
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the terms hereof and conditioned as provided by Section 1.3, the Agent and the
                                                -----------
Lenders (to the extent required by Section 10.15 of the Loan Agreement) hereby
                                   -------------
consent to (i) the grant by the Borrower to GECC of a security interest in the property described in Exhibit A (such security interest in such property herein
                      ---------
called the "GECC Lien") and (ii) subordination of the Agent's security interest,
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collateral assignment and lien in such property, and all proceeds thereof, to the GECC Lien.

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    1.3. Conditions.
         ----------

         a. The consent to any repurchase and reacquisition of Senior Subordinated Notes under Section 1.1 is expressly conditioned on
                             -----------
    satisfaction of each of the following conditions precedent:

             (i) No Event of Default or Default shall be in existence as of the time of such repurchase and reacquisition, or would result there from;

             (ii) The maximum aggregate consideration paid by the Borrower on and after the date hereof in respect of all such repurchases and reacquisitions of Senior Subordinated Notes under Section 1.1,
                                                           -----------
         including cash and all other forms, if any, of consideration, shall not exceed $15,000,000; and

             (iii) Such repurchase and reacquisition shall be in compliance with all applicable laws and regulations and shall not be prohibited by the Indenture.

         b. The consent to the granting by the Borrower of a security interest to GECC in the property described in Exhibit A, pursuant to
                                                  ---------
    Section 1.2, is expressly conditioned on satisfaction of each of the
    -----------
    following conditions precedent:

             (i) No Event of Default or Default shall be in existence as of the time of granting such security interest; and

             (ii) The security agreement executed by the Borrower to create the GECC Lien, and the subordination of the Agent's security interest, collateral assignment and lien in connection therewith, pursuant to
         Section 1.2, shall be in form and substance satisfactory to the Agent.
         -----------

    1.4  Notification to Agent.  Promptly upon consummating any repurchase
         ---------------------
and reacquisition of Senior Subordinated Notes pursuant to Section 1.1, the
                                                           -----------
Borrower shall give the Agent written notice thereof, therein specifying the aggregate face amount of Senior Subordinated Notes repurchased and the aggregate consideration paid by the Borrower therefor and certifying to the Lender that all conditions specified by Section 1.3(a) have been satisfied.
                            --------------

    1.5  Limitation.  The consent granted by the Agent pursuant to Section
         ----------                                                -------
1.1 is in addition to and is cumulative of the consent to the repurchase and
---
reacquisition of Senior Subordinated Notes provided by the certain Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated effective May 5, 1999, and the certain Consent Agreement dated August 10, 2000, in case among the Agent, the Borrower and the Lenders signatory thereto. The consents granted by the Agent pursuant to Sections 1.1 and 1.2 are expressly
                                              ------------     ---
limited as provided herein and shall not extend to any other actions or proposed actions or impair any provision of any of the Financing Agreements. Except as expressly provided in this Consent Agreement, nothing in this Consent Agreement shall constitute a waiver of any rights of Agent or the Lenders under any of the Financing Agreements.

                                  ARTICLE II
                                 MISCELLANEOUS

    2.1. Conditions to Effectiveness.  This effectiveness of this Consent
         ---------------------------
Agreement is subject to the prior satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each Lender signatory hereto in each of their sole discretion.

         a.  Execution and Delivery.  This Consent Agreement shall have been
             ----------------------
    executed and delivered by each of the Borrower, the Agent and Requisite Lenders.

         b.  Consent and Agreement of Guarantors.  Each of Amcraft Building
             -----------------------------------
    Products Co., Inc. and Mule-Hide Products Co., Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Consent Agreement, in form and substance satisfactory to the Agent.

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         c.  Consent and Agreement by Validity Guarantors.  Each of Kendra A.
             --------------------------------------------
    Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Consent Agreement, in form and substance satisfactory to the Agent.

         d.  Fee.  The Borrower shall have paid to the Agent a consent fee in
             ---
    the amount of $150,000.

         e.  Other.  The Borrower shall have executed and delivered all other
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    agreements, documents, certifications or opinions as the Agent may reasonably request in connection with implementation of this Consent Agreement.

    2.2. Representations, Warranties, Covenants of Borrower.  The Borrower
         --------------------------------------------------
hereby represents and warrants that as of the date of this Consent Agreement and after giving effect thereto (a) no event has occurred and is continuing which, after giving effect to this Consent Agreement, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Consent Agreement and the performance by the Borrower of the Loan Agreement are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Consent Agreement and the Loan Agreement are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and (e) the execution and delivery by the Borrower of this Consent Agreement and the performance by the Borrower of the Loan Agreement do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound. The Borrower covenants and agrees that, as of the effective time of any repurchase of any Senior Subordinated Notes, each such repurchase as contemplated by this Agreement will be in compliance with all applicable laws and regulations and will not be prohibited by the Indenture.

    2.3. Reference to and Effect on the Loan Agreement.  The Loan Agreement
         ---------------------------------------------
and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Consent Agreement shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or (b) any Default or Event of Default. This Consent Agreement shall constitute a Financing Agreement.

    2.4. Fees, Costs and Expenses.  The Borrower agrees to pay on demand all
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costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery and closing of this Consent Agreement and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

    2.5. Counterparts.  This Consent Agreement may be executed in any number
         ------------
of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

    2.6. Effectiveness.  This Consent Agreement shall be deemed effective
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prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent and sufficient of the Lenders whose names appear on the signature pages below to constitute Requisite Lenders (subject, however, to
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the prior satisfaction of all other conditions for effectiveness as specified by
Section 2.1).
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    2.7  Allocation of Consent Fee.  Upon the effectiveness of this Consent
         -------------------------
Agreement, the consent fee paid by the Borrower to the Agent pursuant to Section
                                                                         -------
2.1(d) shall be allocated by the Agent among those Lenders who have executed and
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delivered this Consent Agreement as of the Effective Date.

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    IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the day and year first written above.

ATTEST:                             AMERICAN BUILDERS &
By:______________________           CONTRACTORS SUPPLY CO., INC.
Name:____________________           By:_________________________________________
Title:___________________               Kendra A. Story, Chief Financial Officer

                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    In its capacity as Agent
                                    By:_________________________________________
                                        Doug Motl, Vice President

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO
                                    In its capacity as Co-Agent
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    In its capacity as a Lender
                                    By:_________________________________________
                                               Doug Motl, Vice President

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO
                                    In its capacity as a Lender
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    LASALLE BUSINESS CREDIT, INC.
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    HARRIS TRUST AND SAVINGS BANK
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    FLEET CAPITAL CORPORATION
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    FLEET BUSINESS CREDIT CORPORATION
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WASHINGTON MUTUAL BANK
                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                      CONSENT AND AGREEMENT BY GUARANTORS

     Each of the undersigned consents to the foregoing Consent Agreement and each of the undersigned agrees to the continued effectiveness of the Amended and Restated Guaranty Agreement dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Guaranty, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Consent Agreement.


                                   AMCRAFT BUILDING PRODUCTS CO., INC.
                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________

                                   MULE-HIDE PRODUCTS CO., INC.
                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________


                 CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Consent Agreement and each of the undersigned agrees to the continued effectiveness of the Validity Certification dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Consent Agreement.

                                   _____________________________________
                                          Kenneth A. Hendricks

                                   ____________________________________
                                          Kendra A. Story


                                   EXHIBIT A
                                      to
                               CONSENT AGREEMENT



SPECIFIC PROPERTY
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(attached and incorporated herein by reference)

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